SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report:  September 21, 2000
               (Date of earliest event reported):  July 14, 2000



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

       Missouri                     1-12619                   43-1766315
   (State or other               (Commission               (I.R.S. Employer
   Jurisdiction of               File Number)             Identification No.)
    Incorporation)

               800 Market Street, Suite 2900
                     St. Louis, MO                     63101
                (Address of principal                (Zip Code)
                  executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)

The Registrant, Ralcorp Holdings, Inc. hereby amends Item 7 "Financial Statements, Pro Forma Information and Exhibits" of Ralcorp's Current Report on Form 8-K filed on July 27, 2000 in full to read as follows:

Item  7.     Financial  Statements  and  Exhibits.

(a) Financial Statements of Businesses Acquired. The financial statements required by this item 7(a) are filed on pages F-1 to F-13 of this report.

(b)  Pro  Forma  Financial  Information.


           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

     The following unaudited pro forma combined condensed financial statements are presented to illustrate the effects of the acquisition of RHM Holdings
(USA), Inc. (Red Wing) on the historical financial position (assuming the acquisition occurred at the balance sheet date presented) and operating results (assuming the acquisition occurred at the beginning of each of the periods presented) of Ralcorp using the purchase method of accounting for business combinations. Under the purchase method, the acquiring corporation records at its cost the acquired assets less liabilities assumed. Any difference between the cost of the acquired enterprise and the sum of the fair values of tangible and identifiable intangible assets less liabilities assumed is recorded as goodwill. The reported income of the acquiring corporation includes the operations of the acquired enterprise after acquisition, based on the cost to the acquiring corporation.

     The unaudited pro forma combined condensed financial statements have been derived from, and should be read in conjunction with, the historical consolidated financial statements and related notes contained in the annual and quarterly reports of Ralcorp, which have been incorporated by reference into this Current Report on Form 8-K.

     The unaudited pro forma combined condensed financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations of Ralcorp that would have occurred had the acquisition been consummated as of the dates indicated. In addition, the unaudited pro forma combined condensed financial statements are not necessarily indicative of the future financial condition or operating results of Ralcorp.


                                          RALCORP HOLDINGS, INC.
                           UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                               JUNE 30, 2000
                                         (IN MILLIONS, UNAUDITED)

                                                                            PRO FORMA            RALCORP
                                             RALCORP (a)   RED WING (b)    ADJUSTMENTS          PRO FORMA
                                             ------------  -------------  -------------        -----------
ASSETS
Current Assets
    Cash and cash equivalents                $        .9   $         3.6  $       23.8    (c)  $     28.3
    Receivables, net                                58.0            83.6         (64.7)   (c)        76.9
    Inventories                                     86.1            44.4             -              130.5
    Other current assets                             8.5             1.0             -                9.5
                                             ------------  -------------  -------------        -----------
      Total Current Assets                         153.5           132.6         (40.9)             245.2
Investment in Vail Resorts, Inc.                    78.9               -             -               78.9
Intangible Assets, Net                             155.7            18.4          40.7    (d)       214.8
Property and Equipment, Net                        197.0            37.8             -              234.8
Other Assets                                         1.7               -           2.3    (e)         4.0
                                             ------------  -------------  -------------        -----------
      Total Assets                           $     586.8   $       188.8  $        2.1         $    777.7
                                             ============  =============  =============        ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
    Accounts and notes payable               $      40.3   $        69.6  $      (40.9)   (c)  $     69.0
    Other current liabilities                       34.5            10.6             -               45.1
                                             ------------  -------------  -------------        -----------
      Total Current Liabilities                     74.8            80.2         (40.9)             114.1
                                             ------------  -------------  -------------        -----------
Long-term Debt                                     119.3             5.6         145.3    (f)       270.2
                                             ------------  -------------  -------------  ----  -----------
Deferred Income Taxes and Other Liabilities         47.7             2.2          (1.5)   (e)        48.4
                                             ------------  -------------  -------------  ----  -----------
Shareholders' Equity
    Common stock                                      .3               -             -                 .3
    Capital in excess of par value                 110.0            34.2         (34.2)   (g)       110.0
    Retained earnings                              287.4            66.6         (66.6)   (g)       287.4
    Common stock in treasury                       (52.7)              -             -              (52.7)
                                             ------------  -------------  -------------        -----------
      Total Shareholders' Equity                   345.0           100.8        (100.8)             345.0
                                             ------------  -------------  -------------        -----------
      Total Liabilities and
      Shareholders' Equity                   $     586.8   $       188.8  $        2.1         $    777.7
                                             ============  =============  =============        ===========

NOTES  TO  THE  UNAUDITED  PRO  FORMA  COMBINED  CONDENSED  BALANCE  SHEET
(a)  Reflects  the  historical  financial  position  of  Ralcorp  at  June  30,  2000.
(b)  Reflects  the  historical  financial  position  of  Red  Wing  at  April  29,  2000.
(c)  Reflects the settlement of a $64.7 million receivable from, and a $40.9 million note payable to, Red
     Wing's  former  parent.
(d)  Reflects  the  excess  of  the purchase price, including an estimated net working capital adjustment and  transaction  costs  over  the  estimated  fair  value  of  the  net  assets acquired, based on a preliminary  allocation.  At  this  time,  the  work  needed  to determine the fair values of the net assets  of  Red  Wing  has  not  been  completed.  When  that  work  is completed (appraisals, etc.), some  portion  of  the  excess  purchase  price  is  expected  to  be  allocated  to  property and to deferred  taxes.
(e)  Reflects  the adjustment of Red Wing's recorded accrued pension benefit liability of $1.5 million to a prepaid benefit cost of $2.3 million for plan assets in excess of the projected benefit obligation.
(f)  Reflects  additional  debt  incurred  for  the  purchase price, including  an estimated net working capital  adjustment  and  transaction  costs.
(g)  Reflects  the  elimination  of  Red  Wing's  historical  shareholders'  equity.


                                        RALCORP HOLDINGS, INC.
                           UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS
                                   NINE MONTHS ENDED JUNE 30, 2000
                                 (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                       PRO FORMA            RALCORP
                                        RALCORP (a)   RED WING (b)    ADJUSTMENTS          PRO FORMA
                                        ------------  -------------  -------------        -----------
Net Sales                               $     550.2   $       232.1  $          -         $    782.3
                                        ------------  -------------  -------------        -----------

Costs and Expenses
  Cost of products sold                       417.8           191.6             -              609.4
  Selling, general and administrative          69.5            15.2            .9    (c)        85.6
  Advertising and promotion                    17.4            13.5             -               30.9
  Interest expense, net                         4.3              .2           6.6    (d)        11.1
  Equity earnings in Vail Resorts, Inc.        (8.2)              -             -               (8.2)
                                        ------------  -------------  -------------        -----------
                                              500.8           220.5           7.5              728.8
                                        ------------  -------------  -------------        -----------
Earnings before Income Taxes                   49.4            11.6          (7.5)              53.5
Income Taxes (e)                               18.3             4.3          (2.4)              20.2
                                        ------------  -------------  -------------        -----------
Net Earnings                            $      31.1   $         7.3  $       (5.1)        $     33.3
                                        ============  =============  =============        ===========

Earnings per Share:
  Basic                                 $      1.03                                       $     1.10
                                        ============                                      ===========
  Diluted                               $      1.01                                       $     1.08
                                        ============                                      ===========
Weighted Average Shares:
  Basic                                        30.2                                             30.2
                                        ============                                      ===========
  Diluted                                      30.7                                             30.7
                                        ============                                      ===========

NOTES  TO  UNAUDITED  PRO  FORMA  COMBINEDED  STATEMENT  OF  EARNINGS
(a)  Reflects  historical  operating  results  of  Ralcorp  for the nine months ended June 30, 2000.
(b)  Reflects  historical  operating  results  of  Red Wing for the nine months ended June 30, 2000.
(c)  Reflects  the  amount  of  excess  purchase  price  amortization  that would have been recorded for  Red  Wing  for  the  nine  months  ended June 30, 2000 assuming the acquisition occurred on
     October  1,  1999.  Excess  purchase  price is amortized on a straight-line basis over 25 years.
(d)  Reflects  additional  interest  expense  that  would  have  been incurred if the acquisition of
     Red  Wing  had  occurred  on  October  1,  1999  with  an  assumed interest rate of 90 day LIBOR plus  1%  commensurate  with  Ralcorp's  new  credit  facility.  A 1/8% variance in the assumed interest  rates  would  have  a  $.2  million  effect  on  this  adjustment.
(e)  Reflects  an  estimated  effective  income  tax  rate  of  37%  based  on  pretax income before nondeductible  amortization  of  excess  purchase  price.


                                        RALCORP HOLDINGS, INC.
                          UNAUDITED PRO FORMA COMBINED STATEMENT OF EARNINGS
                                    YEAR ENDED SEPTEMBER 30, 1999
                                 (IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                       PRO FORMA            RALCORP
                                        RALCORP (a)   RED WING (b)    ADJUSTMENTS          PRO FORMA
                                        ------------  -------------  -------------        -----------
Net Sales                               $     636.6   $       341.6  $          -         $    978.2
                                        ------------  -------------  -------------        -----------

Costs and Expenses
  Cost of products sold                       467.5           285.1             -              752.6
  Selling, general and administrative          89.3            21.4           1.2    (c)       111.9
  Advertising and promotion                    24.8            19.6             -               44.4
  Interest expense, net                         1.4              .2           6.6    (d)         8.2
  Equity earnings in Vail Resorts, Inc.        (4.7)              -             -               (4.7)
                                        ------------  -------------  -------------        -----------
                                              578.3           326.3           7.8              912.4
                                        ------------  -------------  -------------        -----------
Earnings before Income Taxes                   58.3            15.3          (7.8)              65.8
Income Taxes (e)                               21.9             5.7          (2.5)              25.1
                                        ------------  -------------  -------------        -----------
Net Earnings                            $      36.4   $         9.6  $       (5.3)        $     40.7
                                        ============  =============  =============        ===========

Earnings per Share:
  Basic                                 $      1.17                                       $     1.31
                                        ============                                      ===========
  Diluted                               $      1.15                                       $     1.28
                                        ============                                      ===========
Weighted Average Shares:
  Basic                                        31.1                                             31.1
                                        ============                                      ===========
  Diluted                                      31.7                                             31.7
                                        ============                                      ===========

NOTES  TO  UNAUDITED  PRO  FORMA  COMBINED  STATEMENT  OF  EARNINGS
(a)  Reflects  historical  operating  results  of  Ralcorp  for the year ended September 30, 1999.
(b)  Reflects  historical  operating  results  of  Red Wing for the year ended September 30, 1999.
(c)  Reflects  the  amount  of  excess  purchase  price amortization that would have been recorded for  Red  Wing  for  the  year  ended  September  30,  1999 assuming the acquisition occurred on
     October  1,  1998.  Excess  purchase  price is amortized on a straight-line basis over 25 years.
(d)  Reflects  additional  interest  expense  that  would have been incurred if the acquisition of
     Red  Wing  had  occurred  on  October  1,  1998  with  an  assumed interest rate of 90 day LIBOR plus  1%  commensurate  with  Ralcorp's  new  credit  facility.  A  1/8% variance in the assumed interest  rates  would  have  a  $.3  million  effect  on  this  adjustment.
(e)  Reflects  an  estimated  effective  income  tax  rate  of  37%  based on pretax income before nondeductible  amortization  of  excess  purchase  price.

(c)  Exhibits

       Exhibit  2.1(a)  Stock  Purchase  Agreement  between  Tomkins  Overseas
Holdings S.A. and RH Financial Corporation dated as of June 16, 2000 (incorporated by reference to Exhibit 2.1(a) of Ralcorp's Current Report on Form 8-K filed on July 27, 2000).

       Exhibit 2.1(b) Amendment No. 1 to Stock Purchase Agreement between Tomkins Overseas Holdings S.A. and RH Financial Corporation dated as of July 14, 2000 (incorporated by reference to Exhibit 2.1(b) of Ralcorp's Current Report on Form 8-K filed on July 27, 2000).

       Exhibit 2.1(c) Amendment No. 2 to Stock Purchase Agreement between Tomkins Overseas Holdings S.A. and RH Financial Corporation dated as of July 14, 2000 (incorporated by reference to Exhibit 2.1(c) of Ralcorp's Current Report on Form 8-K filed on July 27, 2000).

       Exhibit 2.2 Credit Agreement among Ralcorp Holdings, the lenders named herein, and Bank One, N.A., as Agent dated as of July 10, 2000 (incorporated by reference to Exhibit 2.2 of Ralcorp's Current Report on Form 8-K filed on July 27, 2000).

       Exhibit  23      Consent of Arthur Andersen LLP dated September 15, 2000.

       Exhibit 99.1 Press Release dated July 16, 2000 announcing the consummation of the purchase of The Red Wing Company, Inc (incorporated by reference to Exhibit 99.1 of Ralcorp's Current Report on Form 8-K filed on July 27, 2000).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          RALCORP  HOLDINGS,  INC.
                                          (Registrant)


Date:  September 21, 2000                 By: /s/ T. G. Granneman
                                          -------------------------------
                                          T.  G.  Granneman
                                          Duly  Authorized  Signatory  and
                                          Chief  Accounting  Officer

<PAGE


                                INDEX TO
                        RHM  HOLDINGS  (USA),  INC.

                          Financial  Statements
                        As  of  April  29,  2000


Together  With  Report  of  Independent  Public  Accountants


                                                         Page
                                                         ----

Report of Independent Public Accountants                 F-2

Consolidated Balance Sheet                               F-3

Consolidated Statement of Net Income                     F-5

Consolidated Statement of Cash Flows                     F-6

Notes to Consolidated Financial Statements               F-7

REPORT  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS



To  the  Shareholder  of
RHM  Holdings  (USA)  Inc.:

We  have  audited  the  accompanying  consolidated balance sheet of RHM Holdings
(USA), Inc. (a Delaware corporation and a wholly-owned indirect subsidiary of Tomkins PLC), as of April 29, 2000 and the related consolidated statements of net income, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RHM Holdings (USA), Inc. at April 29, 2000, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.



/s/  Arthur  Andersen  LLP
--------------------------

Arthur  Andersen  LLP
Cleveland,  Ohio,
     May  19,  2000
          (except with respect to the matter discussed in Note 10, as to which the date is June 16, 2000).

                         RHM  HOLDINGS  (USA),  INC.
                        Consolidated  Balance  Sheet
                              April  29,  2000

ASSETS
-----------------------------------------------
CURRENT ASSETS:
Cash                                                   $  3,555,654
Accounts receivable, less allowance for credit
    memos and discounts of $1,373,064                    18,914,014
Receivable from parent                                   64,734,880
Inventories, net                                         44,387,182
Prepaid expenses and other current assets                   976,329
                                                       ------------

Total current assets                                    132,568,059
                                                       ------------



PROPERTY, PLANT AND EQUIPMENT, at cost:
Land and improvements                                     3,474,619
Buildings                                                21,854,696
Machinery and equipment                                  77,314,364
Transportation equipment                                  3,712,374
Furniture, fixtures, and other                            3,342,805
Construction in progress                                    402,703
                                                       ------------
                                                        110,101,561
Less- Accumulated depreciation                           72,261,505
                                                       ------------
                                                         37,840,056
                                                       ------------



OTHER ASSETS:
Deferred tax assets                                          41,766
Goodwill                                                 18,345,501
                                                       ------------
                                                         18,387,267
                                                       ------------
                  Total assets                         $188,795,382
                                                       ============

The accompanying notes to consolidated financial statements are an integral part of this consolidated balance sheet.

                    RHM  HOLDINGS  (USA),  INC.
                   Consolidated  Balance  Sheet
                         April  29,  2000

LIABILITIES AND STOCKHOLDER'S EQUITY
---------------------------------------------------
CURRENT LIABILITIES:
Bank overdrafts                                      $    501,208
Note payable to parent                                 40,850,000
Accounts payable                                       28,243,791
Accrued salaries and benefits                           2,179,212
Accrued promotional programs                            2,894,224
Accrued income taxes                                      275,766
Deferred revenue                                        1,864,627
Current portion of capital lease obligation               207,746
Other accrued expenses                                  3,201,273
                                                     ------------

Total current liabilities . . . . . . . . . . . . .    80,217,847
                                                     ------------


LONG-TERM LIABILITIES:
Capital lease obligation                                  598,123
Accrued pension liability                               1,463,103
Industrial revenue bond                                 5,600,000
Other long-term liabilities                               135,326
                                                     ------------
Total long-term liabilities                             7,796,552
                                                     ------------


STOCKHOLDER'S EQUITY:
Common stock, 1,103 shares issued
   and outstanding                                          1,103
Additional paid-in capital                             34,204,166
Retained earnings                                      66,575,714
                                                     ------------
                                                      100,780,983
                                                     ------------

    Total liabilities and stockholder's equity       $188,795,382
                                                     ============

The accompanying notes to consolidated financial statements are an integral part of this consolidated balance sheet.


               RHM  HOLDINGS  (USA),  INC.
        Consolidated  Statement  of  Net  Income
        For  the  Year  Ended  April  29,  2000


NET SALES                                  $348,225,874

COST OF GOODS SOLD                          268,552,801
                                           ------------

Gross profit                                 79,673,073
                                           ------------

OPERATING EXPENSES:
Distribution                                 59,850,912
Selling, general and administrative           5,489,665
Goodwill amortization                           757,483
                                           ------------
                                             66,098,060
                                           ------------

OPERATING INCOME                             13,575,013

OTHER EXPENSES, principally interest, net     1,454,288
                                           ------------

INCOME BEFORE INCOME TAXES                   12,120,725

INCOME TAXES                                  5,048,218
                                           ------------

NET INCOME                                 $  7,072,507
                                           ============

The accompanying notes to consolidated financial statements are an integral part of this statement.


                RHM  HOLDINGS  (USA),  INC.
   Consolidated  Statement  of  Stockholder's  Equity
         For  the  Year  Ended  April  29,  2000

                                  Additional
                         Common     Paid-In     Retained
                          Stock     Capital     Earnings
                         -------  -----------  -----------
BALANCE, MAY 1, 1999     $ 1,103  $34,204,166  $59,503,207

Net income                     -            -    7,072,507
                         -------  -----------  -----------

BALANCE, APRIL 29, 2000  $ 1,103  $34,204,166  $66,575,714
                         =======  ===========  ===========

The accompanying notes to consolidated financial statements are an integral part of this statement.


                     RHM  HOLDINGS  (USA),  INC.
              Consolidated  Statement  of  Cash  Flows
              For  the  Year  Ended  April  29,  2000

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                         $ 7,072,507
Adjustments to reconcile net income to net cash
from operating activities-
Depreciation and amortization                        7,593,213
Loss on sale of assets                                  27,315
      Deferred taxes                                  (625,026)
Changes in operating assets and liabilities-
Accounts receivable                                  6,034,381
Inventories                                         (5,885,533)
Prepaid expenses and other current assets              548,954
Deferred revenue                                     1,864,627
Bank overdrafts, accounts payable and
accrued expenses                                    (9,926,995)
Pension liability and other long-term liabilities      498,308
                                                   ------------

Net cash from operating activities                   7,201,751
                                                   ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Receivable from parent                           (2,546,695)
Additions to property, plant and equipment          (3,300,318)
Proceeds from the sale of property, plant, and
equipment                                               68,971
                                                   ------------

Net cash for investing activities                   (5,778,042)
                                                   ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital lease payments                                (328,627)
                                                   ------------

Net cash for financing activities                     (328,627)
                                                   ------------

NET CHANGE IN CASH                                   1,095,082

CASH AT BEGINNING OF YEAR                            2,460,572
                                                   ------------

CASH AT END OF YEAR                                $ 3,555,654
                                                   ============

The accompanying notes to consolidated financial statements are an integral part of this statement.

                             RHM  HOLDINGS  (USA),  INC.
                    Notes  to  Consolidated  Financial  Statements
                                 April  29,  2000

1.  ORGANIZATION  AND  NATURE  OF  BUSINESS:
    ----------------------------------------

RHM Holdings (USA), Inc. (the Company) is an indirect wholly-owned subsidiary of Tomkins PLC (Tomkins). The Company is engaged principally in processing, packaging and marketing a variety of food products including catsup, preserves, jellies, peanut butter, and table syrup. The Company's manufacturing facilities are located in New York, Illinois and California.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES:
    ----------------------------------------------

Basis  of  Presentation
-----------------------

For the year ended April 29, 2000, the Company's year-end was the Saturday closest to April 30, which represented a 52-week operational period.

Basis  of  Consolidation
------------------------

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries after elimination of material intercompany accounts and transactions.

Inventories
-----------

Inventory cost includes material, labor, and overhead. The Company's inventory is recorded at the lower of cost, using the last-in, first-out (LIFO) method, or market.

Inventories  consisted  of  the  following  at  April  29,  2000:

Raw materials.  $18,025,000
Finished goods   25,593,024
Labels . . . .    2,977,805
                ------------
                 46,595,829
LIFO Reserve .   (1,257,071)
Other Reserves     (951,576)
                ------------
                $44,387,182
                ============

Property,  Plant  and  Equipment
--------------------------------

Property, plant and equipment are stated at cost. All normal maintenance and repairs are expensed as incurred. Depreciation is calculated on a straight-line basis over the estimated useful lives of the related assets as follows:

Land improvements . .  10 to 20 years
Building. . . . . . .  20 to 30 years
Machinery & equipment   3 to 13 years
Other . . . . . . . .   3 to 13 years

The Company periodically reviews the recorded value of its property, plant and equipment for impairment in accordance with Statement of Financial Accounting
Standards No. 121, "Accounting for the Impairment of Long-Lived Assets," and reduces the carrying values to realizable value when circumstances warrant.

Goodwill
--------

Goodwill represents the excess purchase price paid over the fair value of the net assets acquired. The amortization of goodwill is provided on a straight-line basis over a 40-year period. Accumulated amortization of goodwill was $11,511,328 at April 29, 2000. Management regularly evaluates its accounting for goodwill, considering such factors as historical and future profitability, and believes that the asset is realizable and the amortization period remains appropriate.

Self-Insurance  Reserves
------------------------

The Company is generally self-insured for general liability, auto liability, product liability, environmental liability, medical and workers' compensation claims. Catastrophic coverage is retained for potentially significant individual claims. An estimated provision for claims under the self-insurance programs is recorded and revised annually based on industry trends, historical experience and management judgement. Changes in assumptions for such matters as legal actions, medical costs and actual experience could cause estimates to change in the near term.

Revenue  Recognition
--------------------

Revenues are recognized when customer orders are completed and shipped. Revenue recognition is deferred for orders which have been invoiced but have not been shipped.

Advertising
-----------

Advertising  and  promotion  costs  are  expensed  as  incurred.

Use  of  Estimates
------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Since actual results could differ from those estimates, the Company revises its estimates and assumptions as new or improved information becomes available.

Segment  Reporting
------------------

In 1997, the Financial Accounting Standards Board (FASB) issued Statement No. 131, "Disclosures about Segments of an Enterprise and Related Information". This statement, which is based on the management approach to segment reporting, required public companies disclose information about their products and services, operating segments, the geographic area they operate in and their major customers. The Company operates in one business segment, the processing and packaging of food products. The Company does not engage in material operations in other countries and no significant portion of its revenues are derived from any single customer.

Derivatives  and  Hedging
-------------------------

In June 1998, the FASB issued Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities", which requires companies to recognize all derivative contracts at their fair values, as either assets or liabilities on the balance sheet. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designed as part of a hedge transaction and, if it is, the type of hedge transaction. The Company does not expect the adoption of SFAS No. 133 to have a material impact on the consolidated financial statements.

Comprehensive  Income
---------------------

In 1998, the FASB issued Statement No. 130, "Reporting Comprehensive Income", which requires companies to report all changes in equity during a period in a financial statement for the period in which they are recognized. This Statement does not apply to an enterprise that has no items of other comprehensive income in any period presented. The Company does not have any items of other comprehensive income.

3.  SUPPLEMENTAL  DISCLOSURE  OF  CASH  FLOWS:
    ------------------------------------------

During the year, the Company paid $4,100,000 for Federal income taxes and $280,000 for interest.

4.  FINANCING  ARRANGEMENTS:
  --------------------------

Financing  arrangements  at  April  29,  2000  consist  of  the  following:

LONG-TERM DEBT:
Industrial revenue bond due on April 1, 2005  $ 5,600,000
                                              ===========

RELATED PARTY NOTES PAYABLE:
Demand note payable to parent. . . . . . . .  $40,850,000
                                              ===========

CAPITAL LEASES:
Capital leases . . . . . . . . . . . . . . .  $   805,869
                                              ===========


The Industrial Revenue Bond bears interest at a variable rate which was approximately 5.15% at April 29, 2000.

The  note  payable  to  parent  bears  interest  at  a  rate  of  10%.

In management's opinion, the estimated fair value of the Company's long-term debt and line of credit approximates book value due to most of the outstanding borrowings having fluctuating market rates which can be settled at their face amount.

The Company leases certain transportation equipment under capital lease agreements. Future minimum lease commitments under these lease agreements are as follows:

2001. . . . . . . . . . . . . . . . .  $265,172
2002. . . . . . . . . . . . . . . . .   236,542
2003. . . . . . . . . . . . . . . . .   188,915
2004. . . . . . . . . . . . . . . . .   106,294
2005. . . . . . . . . . . . . . . . .    97,547
Thereafter. . . . . . . . . . . . . .    32,123
                                       --------

Total minimum lease payments. . . . .  $926,593
                                       ========

Less- Amount representing interest. .   120,724
                                       --------

Total obligation under capital leases  $805,869
                                       ========

5.  LEASES:
    ------

The Company leases certain equipment under long-term operating lease agreements. The Company had rental expenses of approximately $468,000 for the year ended April 29, 2000.

Future minimum lease commitments under non-cancelable operating leases are as follows at April 29, 2000:

2001      $223,217
2002        11,970
          --------
          $235,187
          =========

6.  RETIREMENT  PLANS:
    -----------------

Defined  Benefit  Plan
----------------------

The Company maintains a defined benefit pension plan covering most of its employees. This plan provides benefits based on years of service and average compensation during certain periods. The Company's policy is to make contributions to fund this plan within the range allowed by the applicable regulations. Plan assets consist primarily of publicly traded stocks, investment contracts, and government and corporate bonds.

Set forth here is a detail of the net periodic pension expense and the assumptions used in accounting for the plans for the year ended April 29, 2000.

Service cost. . . . . . . . . . . . . . . .  $ 1,006,700
Interest cost . . . . . . . . . . . . . . .    1,175,300
Expected return on plan assets. . . . . . .   (1,322,700)
Amortization of transition asset. . . . . .      (23,600)
Amortization of prior service cost. . . . .       (6,600)
                                             ------------
Net periodic pension expense. . . . . . . .  $   829,100
                                             ============

ASSUMPTIONS:
Weighted average discount rates . . . . . .         8.25%
Rate of increase in compensation levels . .         5.00%
Expected long-term rate of return on assets         9.00%

The following sets forth the changes in the benefit obligation and the plan assets during the year and reconciles the funded status of the defined benefit plan with the amounts recognized in the balance sheet at April 29, 2000:

CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year  $16,301,200
Service cost. . . . . . . . . . . . . .    1,006,700
Interest cost . . . . . . . . . . . . .    1,175,300
Actuarial gain. . . . . . . . . . . . .   (2,547,318)
Benefits paid . . . . . . . . . . . . .   (1,035,669)
                                         ------------
Benefit obligation at end of year . . .  $14,900,213
                                         ============

CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year . . .  $17,196,000
Actual return on plan assets . . . . . . . . . . . .    1,019,754
Benefits paid. . . . . . . . . . . . . . . . . . . .   (1,035,669)
                                                      ------------
Fair value of plan assets at end of year . . . . . .  $17,180,085
                                                      ============

NET AMOUNT RECOGNIZED:
Plan assets in excess of (less than) obligation. . .  $ 2,279,872
Unrecognized prior service cost. . . . . . . . . . .      (63,656)
Unrecognized actuarial (gain) loss . . . . . . . . .   (3,638,268)
Unrecognized net transition asset. . . . . . . . . .      (41,051)
                                                      ------------
Net amount recognized. . . . . . . . . . . . . . . .  $(1,463,103)
                                                      ============

AMOUNTS RECOGNIZED IN THE BALANCE SHEET CONSISTS OF:
Accrued benefit liability. . . . . . . . . . . . . .  $(1,463,103)
                                                      ------------
Net amount recognized. . . . . . . . . . . . . . . .  $(1,463,103)
                                                      ============

Defined  Contribution  Plan
---------------------------

In addition to the defined benefit plan noted above, the company maintains a defined contribution benefit plan which covers most of its employees. Employees are eligible to contribute up to 14% of eligible income to the plan. The Company makes a contribution to the plan which is equal to 25% of the employee's contribution, up to a maximum contribution of 1.5% of the employee's eligible compensation. The Company contributed approximately $188,000 to the plan during the year. Included in the balance sheet at April 29, 2000 is a liability of $16,000 for unremitted employer contributions to the plan.

7.  INCOME  TAXES:
    --------------

The Company is a member of an affiliated group of companies which files a consolidated Federal income tax return. The Company follows the policy, established for the group, of providing for Federal income taxes which would be payable on a separate company basis.

The components of provision for income taxes for the year ended April 29, 2000 are as follows:

PROVISION FOR INCOME TAXES:
Federal - Current . . . . .  $3,995,152
State . . . . . . . . . . .     428,040
Deferred. . . . . . . . . .     625,026
                             ----------
                             $5,048,218
                             ==========

A reconciliation of federal statutory and effective income tax for the year ended April 29, 2000 follows:

Income before taxes . . . .  $12,120,725
                             ============

Statutory taxes at 35.0%. .    4,242,254
State income taxes. . . . .      428,040
Amortization of goodwill. .      265,119
Other-net . . . . . . . . .      112,805
                             ------------
Provision for income taxes.  $ 5,048,218

Effective rate. . . . . . .         41.6%
                             ============

Significant items making up deferred tax liabilities and deferred tax assets including amounts classified as current, are as follows:

Assets:
     Inventory reserves. . . . . . . . .  $1,018,343
     Uniform cost capitalization . . . .     174,991
     Package design costs. . . . . . . .     575,119
     Pension accruals. . . . . . . . . .     601,344
     Worker's compensation accruals. . .     714,904
     Other . . . . . . . . . . . . . . .   1,655,976
                                          ----------
          Total deferred tax assets. . .   4,740,677

Liabilities:
     Accelerated depreciation. . . . . .   4,493,700
     Other . . . . . . . . . . . . . . .     205,211
                                          ----------
          Total deferred tax liabilities   4,698,911
                                          ----------
              Net deferred tax asset . .  $   41,766
                                          ==========

8.  RELATED  PARTY  TRANSACTIONS:
    ----------------------------

As part of the Tomkins cash management program, the Company has historically deposited all excess cash with Tomkins and satisfied working capital needs through transfers from Tomkins. Tomkins pays the Company interest on deposits at a rate of LIBOR plus 1/4%. The Company also receives centralized services from Tomkins and its affiliates for treasury, insurances, utilitites, audit fees and other matters for which it is charged fees which management believe are comparable to the fees that the Company would incur on a stand-alone basis. The receivable from parent on the balance sheet represents the net amount due to the Company from Tomkins due to cash transfers and intercompany changes.

9.  CONTINGENCIES:
    -------------

In the ordinary course of business, the Company is involved in various legal proceedings and disputes incidental to its business. The Company is of the opinion that the ultimate resolution of these matters will not have a material adverse effect on the results of operations or the financial position of the Company.

10.  SUBSEQUENT  EVENT:
     -----------------

On June 16, 2000, Tomkins Overseas Holdings S.A. (an indirect wholly-owned subsidiary of Tomkins) entered an agreement with RH Financial Corporation (a wholly-owned subsidiary of Ralcorp Holdings, Inc.) for the sale of all of the Company's stock.

                                  EXHIBIT INDEX


Exhibit
Number                            Description
------                            -----------


Exhibit 2.1(a) Stock Purchase Agreement between Tomkins Overseas Holdings S.A. and RH Financial Corporation dated as of June 16, 2000 (incorporated by reference to Exhibit 2.1(a) of Ralcorp's Current Report on Form 8-K filed on July 27, 2000).

Exhibit 2.1(b) Amendment No. 1 to Stock Purchase Agreement between Tomkins Overseas Holdings S.A. and RH Financial Corporation dated as of July 14, 2000 (incorporated by reference to Exhibit 2.1(b) of Ralcorp's Current Report on Form 8-K filed on July 27,
                 2000).

Exhibit 2.1(c) Amendment No. 2 to Stock Purchase Agreement between Tomkins Overseas Holdings S.A. and RH Financial Corporation dated as of July 14, 2000 (incorporated by reference to Exhibit 2.1(c) of Ralcorp's Current Report on Form 8-K filed on July 27, 2000).

Exhibit 2.2 Credit Agreement among Ralcorp Holdings, the lenders named herein, and Bank One, N.A., as Agent dated as of July 10, 2000 (incorporated by reference to Exhibit 2.2 of Ralcorp's Current Report on Form 8-K filed on July 27, 2000).

Exhibit  23      Consent  of Arthur Andersen LLP dated September 15, 2000.

Exhibit 99.1 Press Release dated uly 16, 2000 announcing the consummation of the purchase of The Red Wing Company, Inc (incorporated by reference to Exhibit 99.1 of Ralcorp's Current Report on Form 8-K filed on July 27, 2000).